EXHIBIT 28

                              SETTLEMENT AGREEMENT

         Settlement Agreement dated as of the 19th day of August, 2003 (this "Agreement"), by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3 Partners, L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG").

         Reference is made to the Purchase Agreement dated as of September 30, 2001 (the "Purchase Agreement") by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

         WHEREAS, the parties have had a disagreement with respect to the amount of the Performance Payment Amount payable pursuant to Section 2.06 of the Purchase Agreement and have now compromised and resolved their disagreement and wish to set forth herein their agreement with respect to the amount and payment of the Performance Payment Amount.

         The parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1. Notwithstanding the provisions of Section 2.06 of the Purchase Agreement and in full and complete settlement of the Noteholders' claims under Section 2.06 of the Purchase Agreement, the parties agree that (a) the Performance Payment Amount shall be U.S. 25.2 million dollars (U.S. $25,200,000) (the "Settlement Sum") and (b) the Settlement Sum shall be paid on or before August 22, 2003 by the Buyer to the Sellers' Representative (on behalf of the Noteholders) by wire transfer of immediately available funds to the following account of E.ON AG, Deutsche Bank Frankfurt via Deutsche Bank Trust Company Americas, New York, favour Deutsche Bank Dusseldorf for the account of E.ON AG account number 3941770 00 USD.

         Section 2. This Agreement shall be consummated and the Settlement Sum shall be paid only if each Noteholder and TPG shall have executed and exchanged delivery of mutual releases in the form annexed hereto as Exhibits A-1 through A-8, as applicable.

         Section 3. Neither the Noteholders nor TPG admits to any liability or wrongdoing whatsoever and neither this Agreement nor the payment or acceptance of the Settlement Sum is, nor shall they be construed, described or characterized by any party hereto or by its agents or representatives, as an admission by the Noteholders or TPG of any liability or wrongdoing. This Agreement and the payment and acceptance of the Settlement Sum are compromises of disputed claims between the Noteholders and TPG.

         Section 4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         Section 5. This Agreement is binding upon and inures to the benefit of all successors in interest and assigns of the Noteholders and TPG.

         Section 6. This Agreement cannot be changed, amended or modified or any performance, term or condition waived in whole or in part except by a writing signed by the party against whom enforcement of the change, amendment, modification or waiver is sought.

         Section 7. This Agreement will be construed and interpreted in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

         Section 8. This Agreement contains the entire understanding between the Noteholders and TPG with respect to the Performance Payment Amount payable pursuant to Section 2.06 of the Purchase Agreement. All prior discussions and agreements between the parties are merged herein. There are no representations, warranties, covenants, promises, or undertakings relating to the subject matter of this Agreement, except those expressly set forth herein.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed by their representative officers thereunto duly authorized, as of the date first above written.


                                            E.ON AG


                                            By: /s/ Karl-Heinz Feldmann
                                                ------------------------------
                                                Name: Karl-Heinz Feldmann
                                                Title: Corporate Counsel


                                            By: /s/ Dr. Rolf Pohlig
                                                ------------------------------
                                                Name:  Dr. Rolf Pohlig
                                                Title: Executive Vice
                                                       President


                                            E.ON International Finance B.V.


                                            By: /s/ Kostka
                                                ------------------------------
                                                Name:  Kostka
                                                Title: Director


                                            By: /s/ J. Trapman
                                                ------------------------------
                                                Name:  J. Trapman
                                                Title: Director


                                            FIDELIA Corporation


                                            By: /s/ Udo Koch
                                                ------------------------------
                                                Name:  Udo Koch
                                                Title: President


                                            E.ON North America, Inc.


                                            By: /s/ A. Paul Brandimarte, Jr.
                                                ------------------------------
                                                Name:  A. Paul Brandimarte, Jr.
                                                Title: Vice President

                                            TPG Partners III, L.P.


                                            By:  TPG GenPar III, L.P.
                                            By:  TPG Advisors III, Inc.


                                            By: /s/ Richard A. Ekleberry
                                                ------------------------------
                                                Name:  Richard A. Ekleberry
                                                Title: Vice President


                                            T3 Partners, L.P.


                                            By:  T3 GenPar, L.P.
                                            By:  T3 Advisors, Inc.


                                            By: /s/ Richard A. Ekleberry
                                                ------------------------------
                                                Name:  Richard A. Ekleberry
                                                Title: Vice President


                                            T3 Partners II, L.P.


                                            By:  T3 GenPar II, L.P.
                                            By:  T3 Advisors II, Inc.


                                            By: /s/ Richard A. Ekleberry
                                                ------------------------------
                                                Name:  Richard A. Ekleberry
                                                Title: Vice President


                                            TPG Wafer Holdings LLC


                                            By: /s/ Richard A. Ekleberry
                                                ------------------------------
                                                Name:  Richard A. Ekleberry
                                                Title: Vice President

                                                                     Exhibit A-1


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT E.ON AG, a German corporation ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among the Releasor, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3
Partners, L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges TPG ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section 2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

              This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            E.ON AG



                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                                                     Exhibit A-2


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT E.ON International Finance B.V., a Dutch corporation ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, the Releasor, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3
Partners, L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges TPG ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section 2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

         This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            E.ON International Finance B.V.


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                                                     Exhibit A-3


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT FIDELIA Corporation, a Delaware corporation ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, the Releasor, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3
Partners, L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges TPG ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section 2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

         This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            FIDELIA Corporation


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF NEW YORK          )

                           :

COUNTY OF NEW YORK         )


                  On ___ day of August, 2003 before me personally came______________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________________________, that he is the
________________ of FIDELIA Corporation, the entity described in and which executed the foregoing Release and that he is duly authorized to execute said Release on behalf of FIDELIA Corporation.


                                                             -------------------
                                                             Notary Public

                                                                     Exhibit A-4


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT E.ON North America, Inc., a Delaware corporation ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and the Releasor, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3 Partners,
L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG
Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges TPG ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section 2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

         This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            E.ON North America, Inc.


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF NEW YORK          )

                            :

COUNTY OF NEW YORK         )


                  On ___ day of August, 2003 before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________________________, that he is the
________________ of E.ON North America, Inc., the entity described in and which executed the foregoing Release and that he is duly authorized to execute said Release on behalf of E.ON North America, Inc.


                                                          ----------------------
                                                          Notary Public

                                                                     Exhibit A-5


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT TPG Partners III, L.P., a Delaware limited partnership ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and the Releasor, T3 Partners, L.P. and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges the Noteholders ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section
2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

              This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            TPG Partners III, L.P.

                                            By: TPG GenPar III, L.P.
                                            By: TPG Advisors III, Inc.


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF TEXAS             )

                           :

COUNTY OF [_______]        )


                  On ___ day of August, 2003 before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he resides at __________________________________________________________, that he is the
_______________ of TPG Advisors III, Inc., which is the general partner of TPG GenPar III, L.P., which is the general partner of TPG Partners III, L.P., the entity described in and which executed the foregoing Release and that he is duly authorized by TPG Advisors III, Inc. to execute said Release on behalf of TPG Partners III, L.P.


                                                              ------------------
                                                              Notary Public

                                                                     Exhibit A-6


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT T3 Partners, L.P., a Delaware limited partnership ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and the Releasor, TPG Partners III, L.P., and T3 Partners II, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges the Noteholders ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section
2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

         This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            T3 Partners, L.P.

                                            By:  T3 GenPar, L.P.
                                            By: T3 Advisors, Inc.


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF TEXAS             )

                           :

COUNTY OF [_______]        )


                  On ___ day of August, 2003 before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________________, that he is the
________________ of T3 Advisors, Inc., which is the general partner of T3 GenPar, L.P., which is the general partner of T3 Partners, L.P., the entity described in and which executed the foregoing Release and that he is duly authorized by T3 Advisors, Inc. to execute said Release on behalf of T3 Partners, L.P.


                                                             -------------------
                                                             Notary Public

                                                                     Exhibit A-7


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT T3 Partners II, L.P., a Delaware limited partnership ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and the Releasor, TPG Partners III L.P. and T3 Partners, L.P., each a Delaware limited partnership and TPG Wafer Holdings LLC, a Delaware limited liability company, on the other hand (collectively, "TPG"), releases and discharges the Noteholders ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section
2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

              This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            T3 Partners II, L.P.

                                            By: T3 GenPar II, L.P.
                                            By: T3 Advisors II, Inc.


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF TEXAS             )

                           :

COUNTY OF [_______]        )


                  On ___ day of August, 2003 before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________________,
that he is the ________________ of T3 Advisors II, Inc., which is the general partner of T3 GenPar II, L.P., which is the general partner of T3 Partners
II, L.P., the entity described in and which executed the foregoing Release and that he is duly authorized by T3 Advisors II, Inc. to execute said Release on behalf of T3 Partners II, L.P.


                                                             ------------------
                                                             Notary Public

                                                                     Exhibit A-8


                                 LIMITED RELEASE
                                 ---------------


         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT TPG Wafer Holdings LLC, a Delaware limited liability company ("Releasor"), in consideration of the Settlement Agreement entered into as of August 19th, 2003 by and among E.ON AG, a German corporation, E.ON International Finance B.V., a Dutch corporation, FIDELIA Corporation, a Delaware corporation, and E.ON North America, Inc., a Delaware corporation, on the one hand (collectively, the "Noteholders") and TPG Partners III, L.P., T3 Partners, L.P. and T3 Partners
II, L.P., each a Delaware limited partnership and the Releasor, on the other hand (collectively, "TPG"), releases and discharges the Noteholders ("Releasee"), their parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns from all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, in law, admiralty or equity (collectively, "Claims"), which against any of them the Releasor, its corporate parents, subsidiaries and affiliates and their present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns ever had or now has or may have, for, upon, or by reason of any matter, cause or thing related to Section
2.06 of the Purchase Agreement, dated as of September 30, 2001, by and among the Noteholders, Veba Zweite Verwaltungsgesellschaft MBH, and TPG.

         This Release may not be modified or amended except by an instrument in writing signed by the Releasor and each Releasee.

         IN WITNESS WHEREOF, the Releasor has executed this Release on the ____ day of August, 2003.

                                            TPG Wafer Holdings LLC


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF TEXAS             )

                           :

COUNTY OF [_______]        )


                  On ___ day of August, 2003 before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________________________,
that he is the ________________ of TPG Wafer Holdings LLC, the entity described in and which executed the foregoing Release and that he is duly authorized by TPG Wafer Holdings LLC to execute said Release on behalf of TPG Wafer Holdings LLC.


                                                           --------------------
                                                           Notary Public